SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

ForHeritage Money Market Fund

(Service Class)
(the “Fund”)

                At its November 6-7, 2012 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the re-opening of Service Class shares to new investors effective November 8, 2012.

All references to Service Class shares of the Fund as “closed” in the Fund’s Service Class shares prospectus and Statement of Additional Information are deleted effective upon their re-opening to new investors.

November 7, 2012                                                                                                                                                MMS112/P1208SP